Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-91050


                              BLACK DIAMOND FUNDS
                         SUPPLEMENT DATED JUNE 19, 2003
                   TO THE PROSPECTUS DATED FEBRUARY 20, 2003

         The Offering Period has been extended and the Investment Date and the Principal Protection Maturity Date have been changed. In addition, the JP Morgan Prime Money Market Fund - Cash Management Shares is no longer used as a temporary investment during the Offering Period. Instead, during the Offering Period, funds remitted by an investor in a Series will be invested in the chosen Series, less any applicable sales load charged on the purchase. During the Offering Period, each Series will invest in Government Securities, cash and cash equivalents. On the Investment Date, your Protected Amount will be the amount of your current account value in your chosen Series, plus any sales load charged on the purchase of that Series. The Black Diamond Funds' prospectus is revised as follows:

o   On page 2, under "Important Dates," replace the section with the following:
          INVESTMENT DATE: July 7, 2003
          OFFERING PERIOD: February 20, 2003 to June 30, 2003
          PRINCIPAL PROTECTION MATURITY DATE: July 7, 2010
o On page 4, under "Profit Protection Feature," replace the first sentence in the first paragraph with the following:
          "Starting July 7, 2004 and then periodically thereafter (the "Rollover Date"), you will be given the option to protect the profits on your investment in a Series by electing to rollover all or a portion of your entire account value as of the close of business on the Rollover Date to the same class of a new Black Diamond Principal Protected Series then being offered without paying a sales load."
o On page 4, under "Profit Protection Feature," replace the third sentence in the second paragraph with the following:
          "During the Offering Period for the new Series, your rollover amount will be invested in the new Series."
o On page 4, under "Profit Protection Feature," add, as the third paragraph, the following:
          "The Principal Protection Feature will not apply during the Offering Period."
o On page 5, under "Offering Period and Investment Date," replace the first paragraph with the following:
          "Each Series has an Offering Period that begins on February 20,
          2003 and ends on June 30, 2003. Each Series will accept orders to purchase shares only during the Offering Period. Any funds you send to a Series during the Offering Period will be invested in that Series, less any applicable sales load, while you are waiting for the Investment Date for the Series. During the Offering Period, the Series will invest in Government Securities, cash and cash equivalents. On the Investment Date, the Series will convert its assets to Designated Treasury Securities and other instruments as described in the prospectus."
o On page 7, delete the second sentence of the footnote (*) under the "Shareholder Fees" table.
o On page 7, delete the second sentence of footnote (4) under the "Annual Index Series Operating Expenses" table.
o   On page 8, delete the second sentence of footnote (4) under the "Annual
    LS Series Operating Expenses" table.
o On page 9, under "Offering Period and Investment Date," replace the first, second, third, and fourth paragraphs with the following:
          "The Offering Period is the time during which you may subscribe for shares of a Series. Each Series' Offering Period begins on February 20, 2003 and ends on June 30, 2003. July 7, 2003 represents each Series' Investment Date. Orders to purchase shares are accepted only during the Offering Period.

          Any of your funds received by a Series during the Offering Period will be invested in that Series, less any applicable sales load. During the Offering Period the Series will invest in Government Securities, cash and cash equivalents. Your investment in the Series during the Offering Period may earn dividends. Your

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          account value (including any dividends earned) on the Investment
          Date, plus any sales load you paid, is your Protected Amount. On the Investment Date, the Series will convert its assets to Designated Treasury Securities and other instruments as described in the prospectus.

          You may redeem shares in a Series during the Offering Period at any time, however, your remaining account value must be sufficient to meet that Series' initial investment minimum. If you redeem all your shares in a Series prior to the Investment Date, you will be reimbursed any sales load you paid on the purchase of shares of the Series.

          If a Series does not reach $5 million in assets and 500 shareholders by the end of the Offering Period, the Series may extend the Offering Period for any length of time. Under these conditions, the Series also reserve the right to liquidate and return the then current value of your account plus the sales load you paid on the purchase of shares."
o On page 10, replace the first sentence under "Profit Protection Feature" with the following:
          "Starting July 7, 2004 and then periodically thereafter, you will be given the option to protect the profits on your investment in a Series by electing to rollover all or a portion of your entire account value as of the close of business on the Rollover Date to the same class of a new Black Diamond Principal Protected Series then being offered without a sales load."
o On page 10, replace the third sentence under "Profit Protection Feature" with the following:
          "During the Offering Period for the new Series your rollover amount will be invested in the new Series."
o On page 10, replace the second sentence of the first paragraph under "Example" with the following:
          "Your funds will be invested in the Black Diamond Principal Protected 500 Series I, less the sales load of 4.25%."
o On page 10, replace the fourth and fifth sentences of the first paragraph under "Example" with the following:
          "Assume the Principal Protection Maturity Date is July 7, 2010. Also assume you earn $25 in dividends from your investment in the Series during the Offering Period, such that your investment in the Series is now worth $19,175 at the end of the Offering Period."
o On page 10, replace the fourth sentence of the second paragraph under "Example" with the following:
          "During the Offering Period of the Black Diamond Principal Protected 500 Series II, your rollover amount will be invested in that Series."
o   On page 11, replace the second sentence with the following:
          "On the Investment Date for that Series you would then have a Protected Amount of approximately $19,064 in Blue Shares of the Black Diamond Principal Protected 500 Series I with a Principal Protection Maturity Date of July 7, 2010 and a Protected Amount of $10,000 in Blue Shares of the Black Diamond Principal
          Protected 500 Series II with a Principal Protection Maturity Date of July 7, 2011.
o On page 14, under "Other Service Providers," add the following sentence to the second paragraph:
          "Under an arrangement between the JPMorgan Prime Money Market
          Fund and J.P. Morgan, J.P. Morgan may waive up to 0.20% of its fee in connection with the investment of Series assets in the JPMorgan Prime Money Market Fund."
o On page 14, under "Other Service Providers," replace the last paragraph with the following:
          "Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1221, serves as counsel to the Trust."
o On page 16, replace the fourth sentence of the first paragraph under "Buying Shares - Choosing a Share Class" with the following:
          "The sales load for each class is assessed at the time an investor purchases shares of a Series."